UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		June 24, 2025
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Mastercard Incorporated
(Exact name of registrant as specified in its charter)
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Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 Purchase Street		10577
Purchase,	NY
(Address of principal executive offices)		(Zip Code)
(914)	249-2000
(Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Class A common stock	MA	New York Stock Exchange
2.1% Notes due 2027	MA27	New York Stock Exchange
1.0% Notes due 2029	MA29A	New York Stock Exchange
2.5% Notes due 2030	MA30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2025, Mastercard Incorporated (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders approved three amendments (the "Amendments") to the Company's existing Amended and Restated Certificate of Incorporation (the "Charter").

As further disclosed in Proposals 4, 5 and 6 of the Company's Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2025, the Amendments (i) limit the liability of certain officers of the Company to the fullest extent permitted by the General Corporation Law of the State of Delaware; (ii) eliminate all provisions pertaining to the concept of Industry Directors; and (iii) implement other miscellaneous changes.

The Amendments became effective upon the filing of a certificate of amendment to the Charter (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on June 25, 2025. On the same date, the Company also filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”) that restated and integrated, but did not further amend, the Charter (as amended through the filing of the Certificate of Amendment), which became effective upon filing.

In connection with the Amendments, the Board of Directors of the Company (the "Board") approved and adopted amendments to the Company's Amended and Restated By-Laws (as so amended and restated, the "Amended and Restated By-Laws"), which were contingent on the effectiveness of the Amendments and became effective on the same date. Among other things, the Amended and Restated By-Laws (i) eliminate all provisions pertaining to the concept of Industry Directors; (ii) implement certain limited changes related to the advance notice provisions to clarify certain procedural requirements with respect to director nominations and proposals of business; and (iii) make other technical and modernizing changes.

The foregoing summaries of the Restated Certificate of Incorporation and the Amended and Restated By-Laws do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated Certificate of Incorporation and the Amended and Restated By-Laws. Copies of the Restated Certificate of Incorporation and the Amended and Restated By-Laws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.

As noted above, the Annual Meeting was held on June 24, 2025. Holders of Class A common stock at the close of business on April 25, 2025 were entitled to vote at the Annual Meeting. A total of 809,905,298 shares of Class A common stock, constituting a quorum, were present or represented by proxy at the Annual Meeting. The votes cast with respect to the matters voted upon at the Annual Meeting are set forth below:

1. The holders of Class A common stock elected the following individuals to serve on the Board as directors for a one-year term expiring on the date of Mastercard’s 2026 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes
Merit E. Janow	740,667,613	21,901,526	603,044	46,733,115
Candido Bracher	761,662,758	909,924	599,501	46,733,115
Richard K. Davis	748,504,611	14,062,466	605,106	46,733,115
Julius Genachowski	727,075,382	35,495,883	600,918	46,733,115
Choon Phong Goh	722,638,884	36,326,853	4,206,446	46,733,115
Oki Matsumoto	737,916,169	24,659,480	596,534	46,733,115
Michael Miebach	761,428,415	714,736	1,029,032	46,733,115
Youngme Moon	760,548,363	2,028,410	595,410	46,733,115
Rima Qureshi	740,756,975	21,818,484	596,724	46,733,115
Gabrielle Sulzberger	758,310,205	3,871,916	990,062	46,733,115
Harit Talwar	760,278,257	2,291,103	602,823	46,733,115
Lance Uggla	756,598,672	5,949,476	624,035	46,733,115

2. The holders of Class A common stock approved, on an advisory basis, Mastercard's executive compensation:

For	Against	Abstain	Broker Non-Votes
728,151,172	33,001,013	2,019,998	46,733,115
3. The holders of Class A common stock ratified the appointment of PricewaterhouseCoopers LLP as Mastercard’s independent registered public accounting firm for 2025:

For	Against	Abstain
755,902,646	53,204,297	798,355
4. The holders of Class A common stock approved an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to limit liability of officers as permitted by Delaware law:

For	Against	Abstain	Broker Non-Votes
662,061,357	100,251,673	859,153	46,733,115
5. The holders of Class A common stock approved an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to remove the Industry Director concept:

For	Against	Abstain	Broker Non-Votes
761,676,460	516,556	979,167	46,733,115
6. The holders of Class A common stock approved an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to implement other miscellaneous changes:

For	Against	Abstain	Broker Non-Votes
760,329,403	603,938	2,238,842	46,733,115
7. The holders of Class A common stock did not approve the stockholder proposal requesting a racial equity audit report:

For	Against	Abstain	Broker Non-Votes
86,422,286	666,765,723	9,984,174	46,733,115
8. The holders of Class A common stock did not approve the stockholder proposal requesting a report on affirmative action risks:

For	Against	Abstain	Broker Non-Votes
3,041,529	756,555,755	3,574,899	46,733,115

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Restated Certificate of Incorporation of Mastercard Incorporated, dated as of June 25, 2025.
3.2	Amended and Restated By-Laws of Mastercard Incorporated, dated as of June 25, 2025.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	June 26, 2025	By:	/s/ Gina Accordino
Gina Accordino
Corporate Secretary